Income Taxes	3 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

The Company has not recorded a provision for income taxes as of March 31, 2017 due to reported net losses since inception.

During the three months ended March 31, 2017 and 2016, the Company had no interest and penalties related to income taxes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company has established a valuation allowance due to uncertainties regarding the realization of deferred tax assets based upon the Company’s lack of earnings history. The Company files income tax returns in the U.S. federal and Texas jurisdictions. The statute of limitations for assessment by the Internal Revenue Service (“IRS”) is open for tax years ending December 31, 2015, 2014, and 2013, although carryforward attributes that were generated for tax years prior to 2013 may still be adjusted upon examination by the IRS if they either have been, or will be, used in a future period. The 2010 and subsequent tax years remain open and subject to examination by the State of Texas. There are currently no federal or state income tax audits in progress.

10.	Income Taxes

The Company recorded no provision for income taxes as of December 31, 2016 due to reported net losses since inception.

A reconciliation of the expected income tax benefit (expense) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows for the years ended December 31, 2016, 2015 and 2014 (in thousands):

	2016	2015	2014
Income tax benefit computed at federal statutory tax rate	$(8,931)	$(8,494)	$(5,383)
Change in valuation allowance	9,287	9,002	5,675
General business credits	(572)	(661)	(386)
Other	216	153	94

Total	$—	$—	$—

The Company has established a valuation allowance due to uncertainties regarding the realization of deferred tax assets based upon the Company’s lack of earnings history. During the year ended December 31, 2016, the valuation allowance increased by $9.3 million. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2016 and 2015 are as follows (in thousands):

	2016	2015
Net operating loss carryforwards	$27,518	$19,562
Depreciation and amortization	1,367	1,207
Stock-based compensation	597	260
Credit carryforwards	1,717	1,147
Prepaid expenses	—	—
Accrued liabilities	538	264

Total deferred tax assets	31,737	22,440
Valuation allowance	(31,737)	(22,440)

Net deferred tax asset	$—	$—

As of December 31, 2016 and 2015, the Company had net operating loss (“NOL”) carryforwards for federal income tax purposes of approximately $80.9 million and $57.5 million, respectively. As of December 31, 2016 and 2015, the Company also had available research and development tax credits for federal income tax purposes of approximately $1,441,000 and $985,000, respectively. If not utilized, these carryforwards expire at various dates beginning in 2028. As of December 31, 2016, the Company had state research and development tax credit carryforwards of approximately $267,000, which will begin to expire in 2024 if not utilized.

Utilization of the NOL carryforwards and tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future, as provided by Section 382 of the Internal Revenue Code of 1986 (“Section 382”), as well as similar state provisions. Ownership changes may limit the amount of NOL carryforwards and tax credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382, results from transactions that increase the ownership of 5% shareholders in the stock of a corporation by more than 50 percentage points in the aggregate over a three-year period. The Company has not performed a study to determine whether any ownership change has occurred since the Company’s formation through December 31, 2016. However, the Company believes that it has experienced at least one ownership change in the past and that it may experience additional ownership changes as a result of subsequent shifts in its stock ownership. Should there be an ownership change that has occurred or will occur, the Company’s ability to utilize existing carryforwards could be substantially restricted.

The Company applies the accounting guidance in ASC 740 related to accounting for uncertainty in income taxes. The Company’s reserves related to taxes are based on a determination of whether, and how much of, a tax benefit taken by the Company in its tax filings or positions is more likely than not to be realized following resolution of any potential contingencies present related to the tax benefit. As of December 31, 2016 and 2015, the Company had no unrecognized tax benefits. During the years ended December 31, 2016 and 2015, the Company had no interest and penalties related to income taxes.

The Company files income tax returns in the U.S. federal and Texas jurisdictions. As of December 31, 2016, the statute of limitations for assessment by the Internal Revenue Service (“IRS”) is open for the 2013 and subsequent tax years, although carryforward attributes that were generated for tax years prior to then may still be adjusted upon examination by the IRS if they either have been, or will be, used in a future period. The 2012 and subsequent tax years remain open and subject to examination by the State of Texas. There are currently no federal or state income tax audits in progress.